Exhibit 99.2

Symbotic Becomes a Publicly Traded Company Through Completion of Business Combination with SoftBank-Sponsored SVF Investment Corp. 3

Transaction Delivers Significant Growth Capital to Accelerate Expansion and Execute an Industry-Leading $11-plus Billion in Contracted Orders

Symbotic Class A Common Stock to Begin Trading on Nasdaq Under the Symbol “SYM”

WILMINGTON, Mass. & SAN CARLOS, Calif. – June 7, 2022 – Symbotic LLC, a leader in A.I.-enabled robotics automation technology, today announced the completion of its business combination with SVF Investment Corp. 3 (NASDAQ: SVFC) (“SVFC”), a special purpose acquisition company sponsored by an affiliate of SoftBank Investment Advisers, to become a publicly traded company. The combined company will operate as “Symbotic Inc.,” and its Class A common stock expects to trade on The Nasdaq Stock Market under the ticker symbol “SYM” on June 8, 2022.

The business combination was approved at a special meeting of SVFC shareholders held on June 3, 2022. As a result of the transaction, the combined company received additional growth capital to supplement its existing $363 million of combined cash on the balance sheet as of March 26, 2022 and proceeds from a May 20, 2022 warrant exercise. This will enable Symbotic to accelerate its growth, expand into new verticals, and progress toward its financial targets. With an existing industry-leading $11-plus billion in contracted orders, Symbotic has proven to customers the power of its technology and ability to scale quickly.

Over the past 15 years, Symbotic has developed the next generation of robotics technology. The supply chain industry experiences exponential data growth every year, resulting in increasingly complex distribution challenges. Symbotic solves this problem with its end-to-end robotics solution that is powered by a sophisticated data platform with self-learning software that is flexible to changing conditions, transforming the flow of goods of the supply chain for customers.

“Today marks a significant milestone for Symbotic and its employees, and we are excited to accelerate our growth with a truly disruptive technology platform used by some of the world’s largest companies,” said Michael J. Loparco, CEO of Symbotic. “Symbotic’s long-term partnership with SoftBank and other established investors will allow us to more rapidly scale our operations, introduce new technology innovations, and expand into new markets.”

“Our vision at Symbotic has always been to reinvent the supply chain with artificial intelligence and robotics – transforming the distribution network into a strategic asset,” said Rick Cohen, Chairman of the Board of Directors and President of Symbotic. “As a leading robotics innovator, I look forward to scaling Symbotic to meet the incredible demands and opportunities of the global supply chain. We are proud to be affiliated with the SoftBank team and are eager to begin this next chapter together.”

“What makes Symbotic unique as we go public is our healthy cash balance in addition to the $11-plus billion in committed orders we have from customers,” said, Tom Ernst, Chief Financial Officer of Symbotic. “We have positioned ourselves for success in the public market by ensuring long-term operational viability while we grow our people, technology and customer base.”

“We are thrilled to complete our business combination with Symbotic,” said Yanni Pipilis, Chairman and CEO of SVF Investment Corp. 3 and Managing Partner for SoftBank Investment Advisers. “We believe Symbotic is years ahead of its peers, with an exceptional technology platform and impressive customer relationships. Symbotic’s ability to execute, from innovation to installation, gives me every confidence the company will be successful in the public markets.”

“We believe Symbotic is at the forefront of a more than $350 billion market opportunity to reinvent warehouse automation and reshape the global supply chain,” said Vikas J. Parekh, Managing Partner for SoftBank Investment Advisers and a member of Symbotic’s Board of Directors. “With its revolutionary A.I.-enabled technology platform and deep relationships with some the world’s largest companies, Symbotic is already making the right strategic investment decisions and we believe it is well positioned to achieve long-term success.”

Michael J. Loparco, Symbotic CEO, will continue to lead the combined company through its next phase of growth, innovation, and expansion, alongside Rick Cohen, Chairman of the Board of Directors and President of Symbotic.

Symbotic will ring the Nasdaq opening bell at 9:30 a.m. ET on June 8, 2022. The opening bell ceremony will be broadcast live on Nasdaq’s website.

Advisors

Goldman Sachs & Co. LLC served as exclusive financial advisor and Sullivan & Cromwell LLP served as legal advisor to Symbotic. Deutsche Bank Securities served as exclusive financial advisor, Citigroup Global Markets Inc. served as capital market advisor, and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal advisor to SVFC. Goldman Sachs & Co. LLC and Deutsche Bank Securities also served as lead Placement Agents on behalf of SVFC. Baird, Cowen, D.A. Davidson & Co., Needham & Company, Northland Capital Markets, Raymond James & Associates, Inc. also served as capital markets advisors to Symbotic.

About Symbotic

Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, AI-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-gen technology, high-density storage and machine learning to solve today’s complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.

About SVF Investment Corp. 3

SVF Investment Corp. 3 is a blank check company formed by an affiliate of SoftBank Investment Advisers (“SBIA”). Through the SoftBank Vision Funds, SoftBank LatAm Funds and the SB Opportunity Fund, SBIA is investing -more than $175 billion in many of the world’s leading technology companies, including those they helped take public such as 10X Genomics, Aurora, Auto1, Autostore, Berkshire Gray, Beike, Compass, Coupang, Delhivery, DiDi, Dingdong Maicai, DoorDash, Exscientia, Full Truck Alliance, Grab, Guardant Health, IonQ, JD Logistics, OneConnect, Opendoor, Paytm, PingAn Good Doctor, Policybazaar, Qualtrics, Relay Therapeutics, Roivant, Seer, Slack, Uber, View, Vir, WeWork, Zhangmen, ZhongAn Insurance and Zymergen. SBIA’s global reach, unparalleled ecosystem, and patient capital help founders build transformative businesses.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic Inc.’s (formerly SVFC’s) filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to the final proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-262529) that SVFC filed in connection with the business combination. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is not under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Symbotic has filed or will file from time to time with the SEC.

Contacts:

For Symbotic

Investor Relations

Jeff Evanson

ir@symbotic.com

978-284-8616

Media

Dan Scorpio

dps@abmac.com

For SVF Investment Corp. 3

svfinvestmentcorp@softbank.com

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